UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2017

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

On September 13, 2017, Public Storage (the “Company”) entered into an underwriting agreement, dated September 13, 2017 (the “Underwriting Agreement”), among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the sale of $1.0 billion in aggregate principal amount of Senior Notes in two tranches. The first tranche of $500.0 million aggregate principal amount of Senior Notes due 2022 will bear interest at an annual rate of 2.370%, will be issued at par value and will mature on September 15, 2022. The second tranche of $500.0 million aggregate principal amount of Senior Notes due 2027 will bear interest at an annual rate of 3.094%, will be issued at par value and will mature on September 15, 2027 (the first tranche and second tranche together referred to as, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File No. 333-211758) filed by the Company with the Securities and Exchange Commission (“SEC”) on June 1, 2016, as amended by the Post-Effective Amendment No. 1 filed by the Company with the SEC on September 13, 2017, in the form in which it became effective on September 13, 2017. A preliminary prospectus supplement, dated September 13, 2017, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

The Underwriters have performed investment banking and advisory services for the Company from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business.

The lenders under our revolving credit facility include Morgan Stanley Bank, an affiliate of Morgan Stanley & Co. LLC; Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated; and Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC. Wells Fargo Bank, National Association is agent of the facility and also a lender under the revolving credit facility.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated September 13, 2017, by and among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Lily Y. Hughes
Lily Y. Hughes
Date: September 14, 2017		Senior Vice President, Chief Legal Officer & Corporate Secretary